Execution Copy

AMENDMENT NO. 1 TO SUBSCRIPTION AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”) is made by and between Texas Municipal Retirement System (the “Subscriber”) and Invesco Commercial Real Estate Finance Trust, Inc. (the “Company,” and together with the Subscriber, the “Parties”) to amend that certain Subscription Agreement, dated as of December 5, 2023 (the “Agreement”), by and between the Subscriber and the Company. Capitalized terms that are used but not defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, the Agreement currently defines a “Key Person Event” as the occurrence of any event that results in both Charlie Rose and Bert Crouch (or any approved replacement thereof) ceasing to serve as an office of, or otherwise to be actively involved in the business and affairs of, the Company for a period of at least ninety (90) days;

WHEREAS, Bert Crouch has resigned from the Company and the Parties desire to designate Teresa Zien as a replacement Key Person; and

WHEREAS, except to the extent expressly further amended by this Amendment, the Agreement remains in full force and effect.

NOW, THEREFORE, in consideration of the mutual promises and obligations contained herein, the Parties hereby amend the Agreement as follows:
ARTICLE 1 AMENDMENT
1.1Section 4.3. The definition of “Key Person Event” set forth in Section 4.3 is hereby amended and restated to so that, as amended and restated, such definition shall read in its entirety as set forth below:

““Key Person Event” means the occurrence of any event that results in both Charlie Rose and Teresa Zien (or any approved replacement thereof)(each, a “Key Person”) ceasing to serve as an officer of, or otherwise to be actively involved in the business and affairs of, the Company for a period of at least ninety (90) days; provided, that any Key Person may, without triggering a Key Person Event, (i) serve on boards of directors of public and private companies and retain fees for such services for his or her own account,
(ii) engage in such civic, professional, industry and charitable activities as he or she shall choose, (iii) conduct and manage his or her personal and family investment activities and
(iv) engage in any other activities approved by the Board.”

1.2Effectiveness of the Amendment. This Amendment shall be effective upon the date first listed above. In all respects not inconsistent with the terms and provisions of this Amendment, the Agreement shall continue to be in full force and effect in accordance with the terms and conditions thereof, and is hereby ratified, adopted, approved and confirmed. From and after the date hereof, each reference to the Agreement in any other instrument or document shall be deemed a reference to the Agreement as amended hereby unless the context otherwise requires.

ARTICLE II REPRESENTATIONS

1.1Due Authorization. The execution, delivery and performance by each Party of this Amendment have been duly authorized by all requisite action of each of the undersigned, and no other authorization, consent or approval is required in connection with the execution, delivery and performance by each of the undersigned of this Amendment.

ARTICLE III MISCELLANEOUS

1.1No Other Amendments. The Agreement has not been amended other than by this Amendment and, as amended by this Amendment, the Agreement is and remains in full force and effect. In the event of any conflict between this Amendment and the Agreement, the terms of this Amendment shall prevail.
1.2Counterparts. This Amendment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute but one and the same agreement.

1.3No Third-Party Beneficiaries. Except as provided for herein, this Amendment is for the sole benefit of the parties hereto, and nothing herein, expressed or implied shall give or be construed to give to any person, other than the parties hereto, any legal or equitable rights hereunder.

1.4Governing Law. This Amendment is and will be governed by and construed in accordance with the laws of the State of Maryland (without giving effect to the conflicts of laws provisions therein).

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IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the 21st day of January, 2026.

TEXAS MUNICIPAL RETIREMENT SYSTEM

By: /s/ Debbie J. Munoz
Name: Debbie J. Munoz
Title: Executive Director

INVESCO COMMERCIAL REAL ESTATE FINANCE
TRUST, INC.

By: /s/ Courtney Popelka
Name: Courtney Popelka
Title: Chief Financial Officer

[Signature Page]